SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.        )

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        (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

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☐    Soliciting Material Pursuant to §240.14a-12

PEAK INTERNATIONAL LIMITED
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PEAK INTERNATIONAL LIMITED
44091 Nobel Drive
P.O. Box 1767
Fremont, California 94538

(Incorporated in Bermuda with limited liability)

July [    ], 2002

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Peak International Limited (the “Company”) to be held on Thursday, September 5, 2002, 10:00 a.m. local time, at the Waldorf-Astoria hotel located at 100 East 50th Street, New York, New York 10022.

Details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. The Annual Report for the fiscal year ended March 31, 2002 on Form 10-K is also enclosed.

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to attend and vote in his or her place. A proxy need not be a shareholder of the Company. We hope you are planning to attend the meeting personally and we look forward to meeting you. However, the vote of each shareholder is of utmost importance and we kindly request that you complete, date and sign your proxy card and return it to us promptly in the enclosed envelope, whether or not you currently plan to attend the meeting. Your proxy must be received by the Company’s transfer agent, Mellon Investor Services, at least 48 hours before the time of the meeting. Completing and returning the enclosed form of proxy will not preclude you from attending and voting in person at the meeting. You may revoke your proxy at any time before it is voted by giving written notice to the undersigned, by filing a properly executed proxy bearing a later date, or by voting in person at the meeting.

On behalf of the Board of Directors and the management of Peak International Limited, I would like to extend our appreciation for your continued support.

Sincerely yours,

Calvin Reed
President and Chief Executive Officer

PEAK INTERNATIONAL LIMITED

NOTICE OF INTENTION TO NOMINATE AN AUDITOR
(§89(3) Companies Act 1981)

NOTICE IS HEREBY GIVEN that the Board of Directors of Peak International Limited (the “Company”) intends to nominate PricewaterhouseCoopers for appointment as the independent auditors of the Company at the Annual General Meeting of Shareholders to be held on September 5, 2002.

Dated July [    ], 2002

By Order of the Board of Directors,

Jack Menache
Secretary

PEAK INTERNATIONAL LIMITED
44091 Nobel Drive
P.O. Box 1767
Fremont, California 94538

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 5, 2002

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Peak International Limited, a Bermuda corporation with limited liability (the “Company”) will be held at the Waldorf-Astoria hotel located at 100 East 50th Street, New York, New York 10022, on Thursday, September 5, 2002, at 10:00 a.m. local time for the following purposes:

1.  To elect one director to the Company’s Board of Directors;

2.  To authorize the Board of Directors to fix the remuneration of the directors of the Company;

3.  To approve an increase in the number of shares of the Company’s common stock reserved for issuance under the Company’s 1998 Share Option Plan from 2,700,000 to 2,950,000 Shares;

4.  To approve an increase in the number of shares of the Company’s common stock reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan from 400,000 to 600,000;

5.  To appoint PricewaterhouseCoopers as the independent auditors for the Company for the fiscal year ending March 31, 2003;

6.  To authorize the Board of Directors to fix the remuneration of the independent auditors for the fiscal year ending March 31, 2003;

7.  To transact any other business that may properly be brought before the meeting or any adjournment or postponement thereof.

The shareholders on the Register of Members at the close of business on July 11, 2002 are entitled to notice of, and to vote at, the Annual General Meeting and all postponements or adjournments thereof. Shareholders who have purchased shares since that date should obtain a proxy from the person from whom they bought their shares. To be valid, a form of proxy for the meeting, together with the power of attorney or other authority (if any) under which it is signed (or a certified copy thereof) must be deposited with the Company’s transfer agent, Mellon Investor Services, Proxy Processing, Church Street Station, P.O. Box 1675, New York, NY 10277-1675 before 10:00 a.m. New York time on Thursday, September 3, 2002.

By Order of the Board of Directors,

Jack Menache
Secretary

July [    ], 2002
Fremont, California

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

PEAK INTERNATIONAL LIMITED
44091 Nobel Drive
P.O. Box 1767
Fremont, California 94538
(510) 449-0100

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 5, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy accompanying this Proxy Statement is solicited by and on behalf of the Board of Directors of Peak International Limited, a Bermuda corporation (which we will refer to as the “Company” or “Peak” throughout this Proxy Statement) for use at the 2002 Annual General Meeting of Shareholders of the Company to be held on September 5, 2002, 10:00 a.m. local time, at the Waldorf-Astoria hotel located at 100 East 50th Street, New York, New York 10022, and any postponement or any adjournment thereof (the “Annual General Meeting”).

This Proxy Statement, the accompanying form of proxy and Peak’s Annual Report on Form 10-K, which contains financial statements and schedules required to be filed for the fiscal year ended March 31, 2002, were first mailed on or about July [ ], 2002 to shareholders entitled to notice of and vote at the meeting (the “Shareholders” or, individually, a “Shareholder”).

The Company will pay the cost of soliciting proxies, including expenses incurred by brokerage firms and other representatives of beneficial owners in forwarding solicitation materials to beneficial owners. Directors, officers and regular employees may solicit proxies, either personally or by fax or telephone, on behalf of the Company, without additional compensation.

The Company will provide copies of exhibits to the Annual Report on Form 10-K to any requesting Shareholder upon payment of a reasonable fee and upon request of the Shareholder made in writing to Peak International Limited, 44091 Nobel Drive, P.O. Box 1767, Fremont, California 94538, Attn: Jack Menache, Secretary. The request must include a representation by the shareholder that, as of July 11, 2002, the Shareholder was entitled to vote at the Annual General Meeting.

Who Can Vote

Pursuant to Bye-law 45 of the Company’s Bye-laws, the Board of Directors has set July 11, 2002 (5:00 p.m. Eastern Daylight Time) as the record date for the meeting (which we will refer to as the “Record Date” throughout this Proxy Statement). Only Shareholders whose names and addresses appear in the Register of Members on that date will be entitled to receive notice of and attend and vote at the meeting. The only outstanding class of voting securities of the Company is its common stock, par value $0.01 per share (the “Shares”). There were 12,689,762 Shares outstanding as of the close of business on July 11, 2002.

Revocability of Proxies

A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the President of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors. A Shareholder who is the holder of two or more Shares may appoint more than one proxy to represent him/her and vote on his/her behalf at the meeting.

Required Vote

On a show of hands, every Shareholder present in person or by proxy shall be entitled to one vote and on a poll, every Shareholder present or by proxy shall be entitled to one vote per fully paid share. The proposals below shall be decided on a show of hands unless a poll is demanded. In the election of directors, you may vote “FOR” the nominee, or your vote may be “WITHHELD” with respect to the nominee. Directors are elected by a plurality vote, and the person receiving the highest number of “FOR” votes will be elected. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the other proposals submitted for Shareholder approval at the Annual General Meeting. The other proposals submitted for Shareholder approval at the Annual General Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual General Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal, and thus will have the same effect as a vote against a proposal.

If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote “FOR” the director nominated by the Board and “FOR” approval of the proposals referred to in Items 2, 3, 4, 5 and 6, in the Notice of Annual General Meeting and described in this Proxy Statement.

Quorum; Abstentions; Broker Non-votes

Two (2) Shareholders entitled to vote and present in person or by proxy representing not less than one-third in nominal value of the total issued voting Shares in the Company will constitute a quorum for the transaction of business at the meeting. Abstentions and broker “non-votes” are counted for purposes of establishing a quorum. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Abstentions and broker “non-votes” will not affect the voting results, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Audited Financial Statements

Under the Company’s Bye-laws and Bermuda law, audited financial statements must be presented to Shareholders at an annual general meeting of Shareholders. To fulfill this requirement, we will present at the Annual General Meeting audited consolidated financial statements for the fiscal year ended March 31, 2002. Copies of those financial statements are included in our Annual Report on Form 10-K, which is being mailed to Shareholders together with this Proxy Statement. Representatives of PricewaterhouseCoopers, our independent auditors, are not expected to be present at the meeting. These statements have been approved by the Company’s directors. There is no requirement under Bermuda law that such statements be approved by the Shareholders, and no such approval will be sought at the meeting.

IMPORTANT

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL GENERAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL GENERAL MEETING.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently has five (5) members. Pursuant to Bye-law 87 of the Company’s Bye-laws, at each annual general meeting, one-third of the directors for the time being (or, if their number is not a multiple of three, the number nearest to but not greater than one-third) must retire from office by rotation. The Chairman of the Board is not, while holding such office, subject to retirement by rotation or taken into account in determining the number of directors to retire each year. A retiring director is eligible for re-election. The directors to retire by rotation include (so far as necessary to ascertain the number of directors to retire by rotation) any director who wishes to retire and will not stand for re-election. Any further directors to retire are those subject to retirement by rotation who have been longest in office since their last re-election or appointment. As between persons who became or were last re-elected directors on the same day, those to retire will (unless they otherwise agree among themselves) be determined by lot.

The Board of Directors has nominated and recommends the election of William Snyder, who is being re-nominated for election to another term as director. Mr. Snyder’s age, business background and tenure as a director of the Company is set forth under “Directors and Executive Officers” below. Mr. Snyder will be elected to serve until his successor is elected and qualified. If, at the time of the meeting, he should be unable to or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute chosen by the Board of Directors. Mr. Snyder has consented to serve, if elected, and the Company has no reason to believe that any substitute nominee will be required.

Required Vote

The nominee receiving the highest number of affirmative votes of the Shares present at the Annual General Meeting in person or by proxy and entitled to vote shall be elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF WILLIAM SNYDER AS A DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information with respect to the directors and executive officers of the Company and their ages as of July 11, 2002.

Name	Age	Position
Mr. Calvin Reed	59	Chairman of the Board and Chief Executive Officer

Mr. Douglas Broyles	60	Director

Mr. John Haughey	61	Vice President of US Sales & Marketing of Peak International, Inc.

Mr. Jack Menache	59	Vice President of Administration, Secretary, General Counsel and Director

Mr. Jerry Mo	43	Chief Financial Officer and Controller

Ms. Christine Russell	52	Director

Mr. William Snyder	58	Director

Mr. Darien Spencer	39	Vice President, Manufacturing Operations

Mr. Danny Tong	34	Vice President of Sales & Marketing of Peak Plastic & Metal Products (International) Limited

Mr. Calvin Reed has served as our President, and Chief Executive Officer and as a member of our Board of Directors since April 1999 and as Chairman of the Board of Directors since October 2001. Mr. Reed has over thirty years of experience in the electronics and technology sectors. From 1993 to 1998, Mr. Reed served as the chairman, president, and chief executive officer of Valance Technology, Inc., a battery manufacturing company. Mr. Reed was retired prior to joining Peak.

Mr. Douglas Broyles has served as a member of our Board of Directors since May 1999. Since 2001, Mr. Broyles has served as a general partner of Huntington Ventures, a venture capital firm. From 1996 to 2001, Mr. Broyles served as president and chief executive officer of Avalon Data, a wireless data communications design and manufacturing company. Prior to that, he was a partner for ten years with Glenwood Management, a venture capital firm based in Menlo Park, California.

Mr. John Haughey has served as Vice President of Sales and Marketing in the United State since March 2002. He has over 30 years of experience in sales management in the technology arena. Mr. Haughey has served as senior vice president of world wide sales and sales administration for Conner Peripherals, a disk drive company. In 1985, he served as vice president of far east sales and marketing for Seagate Technology, a disk drive company. In 1996, Mr. Haughey served as president and chief executive officer of OR Technology, a company specializing in the design, manufacture and sale of high density floppy disks. He holds a bachelor of science degree from the Massachusetts Military Academy, Boston, Massachusetts.

Mr. Jack Menache has served as our Vice President of Administration, Secretary and General Counsel since July 1999. He served as a member of our Board of Directors from May 1999 until July 1999 and from October 2001 to the present. From September 1989 until July 1999, he served as vice president, general counsel and secretary for Integrated Device Technology, Inc., an international manufacturer of semiconductors. Mr. Menache holds an LLB degree from George Washington University Law School, and a bachelor of arts degree from the University of the Americas. He is admitted to the Bar in California.

Mr. Jerry Mo has served as our Chief Financial Officer and Controller since 1996. From 1992 to 1996, Mr. Mo worked as the financial controller for the group administration division of Pacific Dunlop Ltd., a major industrial conglomerate in Australia. He holds a bachelor of science degree in accounting and data processing from Leeds University in the United Kingdom. He is a fellow member of the Institute of Chartered Accountants in England and Wales and an associated member of the Institute of Chartered Accountants in Australia and the Hong Kong Society of Accountants.

Mr. Darien Spencer has served as our Vice President, Manufacturing Operations since July 2001. He was previously employed as president and chief executive officer of PCS Corporation, a contract service provider. From June 1997 to June 2000, he served as senior vice president of operations and development of Spectrian Corporation, a communications equipment manufacturer, and was responsible for the company’s RF amplifier operations. Prior to June 1997, Mr. Spencer was employed as chief operating officer of CAM Advanced Technology, a contract manufacturing company.

Ms. Christine Russell has served as a member of our Board of Directors since March 2000. Since 1997, Ms. Russell has served as the vice president and chief financial officer of Persistence Software, a company addressing the Internet infrastructure and enterprise application development markets. From 1995 to 1997, Mrs. Russell served as vice president of Cygnus Solutions, an emerging software company. She is a graduate of the University of Santa Clara and has a masters in business administration in finance.

Mr. William Snyder has served as a member of Board of Directors since July 1999. Mr. Snyder served as chief financial officer of Etec Systems, Inc., a multinational capital equipment manufacturer, from August 1997 until March 2000, when Etec was acquired by Applied Materials, Inc. Prior to that, Mr. Snyder served as chief financial officer of Integrated Device Technology, Inc., a semiconductor company, from 1990 to July of 1997. Mr. Snyder has a masters in business administration from the University of Arizona.

Mr. Danny Tong has served as Vice President of Sales and Marketing of our subsidiary, Peak Plastic & Metal Products (International) Limited, and has been responsible for the Company’s sales and operations in Asia and Europe since March 2002. From 1995 to March 2002, he was the Company’s Vice President responsible for the sales of various regions and locations of the Company. He holds a bachelor of applied science degree in mechanical engineering from the University of Toronto.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors held three regular meetings, two special meetings, and acted by written consent once during the last fiscal year. The Board has two committees: the Compensation and Stock Option Committee and the Audit Committee. The Compensation and Stock Option Committee did not meet during the fiscal year ended March 31, 2002 but acted by written consent once. The Audit Committee met four times during the fiscal year. In addition, a Special Committee acted once by unanimous written consent in connection with our tender offer for a portion of the Trust Enhanced Dividend Securities of Peak TrENDS Trust. Each director has attended at least 75% of the aggregate of all Board meetings and meetings of the committees of which he or she is a member.

The Board of Directors formed the Compensation Committee and the Audit Committee in February 1997. The role of the Compensation Committee is to make recommendations to the Board of Directors relating to salaries and other compensation for the Company’s directors, officers and employees and to administer the employee share option and stock purchase plans. The Committee was subsequently renamed as the Compensation and Stock Option Committee and is composed of directors Douglas Broyles and William Snyder.

The role of the Audit Committee is to review the results and scope of the annual audit and other services provided by the Company’s independent auditors, to review and evaluate the Company’s internal audit and control functions, to monitor transactions between the Company and its directors, officers, employees and other related parties and reviews other matters relating to the relationship of the Company with its auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. However, the Audit Committee does consult with management and the Company’s independent auditors prior to the presentation of financial statements to Shareholders and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs. The members of the Audit Committee are independent directors Douglas Broyles, Christine Russell and William Snyder.

Compensation of Directors

Each director of the Company who is not an employee of the Company or its affiliates receives an annual fee of $15,000 plus a fee of $1,000 for each Board meeting attended and $500 for each committee meeting attended. In addition, each such director is annually awarded a fully vested option to purchase 10,000 Shares at a purchase price determined on the date of grant in accordance with the applicable stock option plan. Each member of the Audit Committee is annually granted an additional fully vested option to purchase 5,000 Shares at a purchase price determined on the date of grant in accordance with the applicable stock option plan. The chairpersons of the Compensation and Stock Option Committee and Audit Committee are annually granted an additional fully vested option to purchase 2,000 Shares at a purchase price determined on the date of grant in accordance with the applicable stock option plan. Chairpersons and directors who are also employees of the Company or its affiliates receive no remuneration for serving as directors. All directors traveling overseas for the purpose of fulfilling their oversight responsibilities are paid $1,500 per day plus actual expenses.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2002, the Compensation and Stock Option Committee of the Board of Directors consisted of Mr. Broyles and Mr. Snyder, neither of whom is an officer or employee of the Company. No member of the Compensation and Stock Option Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

PROPOSAL NO. 2

REMUNERATION OF DIRECTORS

The Board of Directors also seeks Shareholder approval to authorize the Board of Directors to fix the remuneration for the directors with respect to their service to the Company as directors. Information regarding the remuneration paid to directors last year is set forth under “Directors and Executive Officers—Compensation of Directors” above.

Required Vote

Adoption of this proposal requires the affirmative vote of a majority of the votes cast at the meeting by the Shareholders entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE REMUNERATION FOR THE DIRECTORS.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following Summary Compensation Table sets forth for fiscal 2000, 2001 and 2002 certain information with respect to the compensation of the Company’s President and Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities for the fiscal year ended March 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation		Long-Term Compensation	All Other Compensation ($)(1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/SARs (#)
Calvin Reed President and Chief Executive Officer	2002 2001 2000	415,000 442,974 373,308	— 120,000 —	113,417 98,000 442,500	— — —

Jerry Mo Chief Financial Officer and Controller	2002 2001 2000	272,592 290,708 305,797	— 50,000 —	34,167 86,000 217,000	13,214 13,801 13,098

Jack Menache VP of Administration, Secretary and General Counsel	2002 2001 2000	276,666 292,585 172,571	— 50,000 —	34,167 106,000 127,000	— — —

Darien Spencer(2) VP of Manufacturing Operations	2002	196,154	—	100,000	—

Danny Tong VP of International Sales	2002 2001 2000	192,603 164,705 143,590	— 50,000 —	34,117 86,000 77,000	7,778 8,123 7,778

(1)	Represent the Company’s contribution to the relevant employee benefit plans of officers who are based in Hong Kong.
(2)	Mr. Spencer joined the Company in July 2001.

Stock Option Information

The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended March 31, 2002. The exercise price in all cases is equal to 100% of the fair market value of our Shares on the date of grant.

In addition, in accordance with the Securities and Exchange Commission rules, the table shows the hypothetical gains that would exist for these options. Gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted, and do not represent the Company’s estimates or projections of future stock prices. There can be no assurance that any of the values reflected in the table will be achieved. The actual value that an executive may realize, if any, will depend upon the difference between the market price of our Shares and the exercise price of the option on the date the option is exercised.

Options/SAR Grants in Last Fiscal Year

	Individual Grants(1)				Value at Assumed Annual Rates of Share Price Appreciation for Option Term
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in Fiscal 2002(2)	Exercise Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Calvin Reed President and Chief Executive Officer	113,417	26.4%	$6.21	8/6/2005	$151,785	$326,875
Jerry Mo Chief Financial Officer and Controller	34,167	8.0	6.21	8/6/2005	45,725	98,471
Jack Menache VP of Administration, Secretary and General Counsel	34,167	8.0	6.21	8/6/2005	45,725	98,471
Darien Spencer VP of Manufacturing Operations	100,000	23.3	6.21	8/6/2005	133,829	288,206
Danny Tong VP of International Sales	34,117	7.9	6.21	8/6/2005	45,658	98,327

(1)
All options were granted under the Company’s 1998 Share Option Plan. Unless otherwise noted, the options vest quarterly over a three year period from the grant date. The options have a term of four years, subject to earlier termination if the officer leaves the Company.

(2)	Based on a total of 429,868 options granted to employees in fiscal 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year
And Fiscal Year-End Option/SAR Values

The following table shows information about option exercises by the Named Executive Officers during the fiscal year ending March 31, 2002, and the value of unexercised options at March 31, 2002. Value at fiscal year end is measured as the difference between the exercise price and fair market value on March 28, 2002, which was $8.00.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-money Options/SARS at Fiscal Year End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Calvin Reed President and Chief Executive Officer	—	—	474,612	179,305	$768,602	$235,977
Jerry Mo Chief Financial Officer and Controller	—	—	293,581	68,555	878,944	50,965
Jack Menache VP of Administration, Secretary and General Counsel	—	—	202,778	64,389	324,777	86,382
Darien Spencer VP of Manufacturing Operations	—	—	—	100,000	29,834	149,166
Danny Tong VP of International Sales	—	—	157,546	68,514	270,803	50,891

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Calvin R. Reed.    Effective April 22, 1999, the Company entered into an employment agreement with Mr. Reed, providing that beginning on that date, he would serve as President and Chief Executive Officer of the Company for an initial term of three years, to be automatically extended by one year on an annual basis unless one party notifies the other of termination. The agreement contains standard provisions relating to benefits, intellectual property, confidentiality, and restrictions on competitive activities and solicitation of Company employees and customers. Pursuant to this agreement, Mr. Reed is entitled to an annual base salary of $405,000 per year, which may be increased as determined by the Board of Directors. A portion of this salary is paid upon completion of the fiscal year so long as Mr. Reed continues to be employed by the Company at such time. Mr. Reed has been granted three options to purchase shares of common stock of the Company. The first option is for the purchase of 150,000 shares of common stock at a per share exercise price of $3.65625, the second option is for the purchase of 150,000 shares of common stock at a per share exercise price of $7.00, and the third option is for the purchase of 100,000 shares of common stock at a per share exercise price of $10.00. The options vest over ten years from the date of grant in twelve equal, quarterly installments, provided that no options will vest during the first two years of the agreement. After the second anniversary of the agreement, in all cases of termination except those occurring within two years of a change in control, Mr. Reed’s options shall remain exercisable for a period of one year. Should Mr. Reed be terminated without cause or resign (as a result a reduction in pay or title, the Company’s material breach of the employment contract or a relocation of Mr. Reed’s offices outside of Southern California), within two years of a change of control or liquidation of the Company, all of Mr. Reed’s options shall vest immediately and remain exercisable for a period of one year and he shall receive a severance payment equal to two times his current base salary if termination occurs in the first year of the contract, and three times his current base salary if termination happens thereafter. Mr. Reed is also entitled to a severance payment of three times his current base salary if he is terminated by the Company without cause (as defined in the agreement).

Jerry Mo, Jack Menache, John Haughey, Darien Spencer and Danny Tong.    Effective October 1, 2000, the Company entered into identical three year employment agreements with Mr. Menache, Mr. Mo, and Mr. Tong. In addition, the Company entered into identical agreements with Mr. Haughey and Mr. Spencer on February 14, 2002 and June 27, 2001, respectively. These agreements contain standard provisions relating to confidentiality and restrictions on competitive activities and solicitation of Company employees and customers. Each agreement also calls for a lump-sum severance payment in an amount equal to 12 months base salary and unused vacation pay, and the vesting of all stock options which would have vested within 18 months of the date of termination with such options remaining exercisable for one year should the employee be terminated without cause or resign because of a reduction in base salary or material adverse change in employment duties. If termination without cause or resignation (resulting from a reduction in base salary or a materially adverse change in employment duties) occurs in anticipation of or within two years following a change in control or liquidation of the Company, then all stock options shall immediately vest in full and remain exercisable for a period of one year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 31, 2002, which include our consolidated balance sheets as of March 31, 2002 and March 31, 2001, and the related consolidated statements of operations, shareholders equity and cash flows for each of the three years in the period ended March 31, 2002, and the notes thereto.

The Audit Committee is composed of three directors, all of whom are independent as defined by the Nasdaq Marketplace Rules. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent auditors and internal finance department, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee operates under a written charter adopted by the Board of Directors.

The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of an accounting firm to be engaged as the Company’s independent auditors. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with the Company’s independent auditors. In addition, the Audit Committee discussed with the Company’s independent auditors the matters to be discussed by Statement of Accounting Standards No. 61. The Audit Committee has also received the written disclosures and letter from the Company’s independent auditors in accordance with the Independence Standards Board Standard No. 1, and has discussed with the Company’s independent auditors their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2002, for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers as the Company’s independent auditors for the fiscal year ending March 31, 2003.

AUDIT COMMITTEE

Douglas Broyles
Christine Russell
William Snyder

(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. T. L. Li, Chairman of the Board of Directors until October 2001, through his beneficial ownership of all of the outstanding shares of Luckygold, is the single largest shareholder of the Company. Mr. Li owns approximately 40% of the outstanding shares of QPL Holdings, a company incorporated under Bermuda law and listed on The Hong Kong Stock Exchange. QPL Holdings is a holding company of a group of semiconductor companies which includes QPL, QPL (U.S.) Inc. (f.k.a. Worltek International Limited) and Talent Focus Industries Limited and formerly included ASAT and Newport Wafer-Fab Limited.

A portion of our sales have been made to companies controlled by Mr. T. L. Li, which include QPL and other subsidiaries of QPL Holdings and formerly included ASAT. Our product sales to the subsidiaries of QPL Holdings in the year ended March 31, 2002 represented approximately 2.5% of our net sales or $1,120,000. QPL and ASAT are our customers and may, from time to time, engage in transactions with us that are material to our results of operations.

We review related party transactions on an ongoing basis and utilize the Audit Committee to review potential conflicts of interest where appropriate. Our policy is to conduct transactions with our affiliates, including the companies in QPL Holdings, on an arms-length basis.

REPORT OF THE COMPENSATION AND STOCK OPTION
COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation and Stock Option Committee of the Board of Directors of the Company is comprised of non-employee directors Douglas Broyles and William Snyder. The Compensation and Stock Option Committee reviews and makes recommendations concerning base salaries and incentive compensation for all officers of the Company and authorizes the grant of stock options.

Compensation Philosophy

The Company’s executive compensation program is generally designed to align the interests of executives with the interests of shareholders and to reward executives for achieving corporate objectives. The executive compensation program is also designed to attract and retain the services of qualified executives.

Key Elements of Executive Compensation

Executive compensation currently consists of a base salary, bonuses, stock options, and other compensation and benefit programs generally available to other employees.

Base Salary.    Base salary levels for the Chief Executive Officer (“CEO”) and other executive officers are intended to compensate executives competitively. Base salaries are determined on an individual basis by evaluating each executive’s scope of responsibility, past performance, prior experience and compensation levels in relevant markets for comparable talent. Base salaries for executives are reviewed from time to time by the Committee. Effective September 1, 2001, the salaries of Messrs. Menache and Mo were reduced by 15% subject to payment in the form of bonuses if the Company met certain revenue and profitability goals in fiscal year 2002. On April 29, 2002, the salary reductions were eliminated.

Bonuses.    The Executive Compensation Plan provided for bonuses to the CEO and other executive officers based on revenue and profitability goals in fiscal year 2002. For the fiscal year ended March 31, 2002, no bonuses were paid to the CEO or other executive officers.

Stock Options.    The Company provides long-term equity incentives to its executive officers and to other employees through the grant of stock options under its stock option plans. The purpose of granting stock options is to create a direct link between compensation and the long-term performance of the Company. Stock options are generally granted at an exercise price equal to 100% of the fair market value on the date of grant, have a four-year term and generally vest in quarterly installments over thirty-six months. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Company’s common stock, this portion of the executives’ compensation is directly aligned with an increase in shareholder value. The primary stock options granted to executive officers are generally in conjunction with the executive officer’s acceptance of employment with the Company. When determining the number of stock options to be awarded to an executive officer, the Committee considers the executive’s current contribution to the Company’s performance, the executive officer’s anticipated contribution in meeting the Company’s long-term goals and by comparisons to formal and informal surveys of stock option grants made by other companies. The Committee also reviews stock option levels for executive officers each fiscal year in light of long-term objectives and each executive’s current and anticipated contributions to the Company’s future performance.

Chief Executive Compensation

The Committee determines the compensation of the CEO using the same criteria as for the other executive officers. On June 7, 2000, Mr. Reed’s salary was set at $450,000 per year, including $45,000 to be paid upon completion of the fiscal year so long as Mr. Reed continues to be employed by the Company at such time. Effective September 1, 2001, Mr. Reed’s salary was reduced by 15% subject to payment in the form of bonuses if the Company met certain revenue and profitability goals in fiscal year 2002. On April 29, 2002, the salary reduction was eliminated. For fiscal year ended March 31, 2002, Mr. Reed did not receive a bonus. On August 6, 2001, Mr. Reed was granted a stock option for 113,417 shares. The option was granted at fair market value on the date of grant, vests quarterly over three years and has a term of four years.

Tax Deductibility of Executive Compensation

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Section 162(m) limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its CEO and any other of its four most highly compensated executive officers. However, compensation which qualifies as “performance based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders. In general, it is the Committee’s policy to qualify, to the maximum extent possible, its executives’ compensation for deductibility under applicable tax laws.

The Committee does not presently expect total cash compensation to exceed the $1 million limit for any individual executive officer of the Company. In addition, realized gains on the exercise of nonstatutory stock options may also qualify for the exemption from the tax deduction limit under Section 162(m) as performance-based compensation if certain conditions under Section 162(m) are met. After consideration of the requirements of Section 162(m), the Compensation and Stock Option Committee believes that nonstatutory stock option grants to date meet the requirement that such grants be “performance based.”

COMPENSATION AND STOCK OPTION COMMITTEE

Douglas Broyles
William Snyder

STOCK PRICE PERFORMANCE GRAPH

In accordance with the rules of the Securities and Exchange Commission, the following graph compares the cumulative total return of the Company, the Russell 2000 Index and the Dow Jones Containers and Packaging Industry Group. The total return assumes $100 invested in the Company’s shares, the Russell 2000 Index and the Dow Jones Containers and Packaging Industry Group on June 20, 1997 and includes reinvestment of dividends.

The comparative performance of the Company’s shares against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company’s shares may vary based on the strength or weakness of the share price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of the Company’s performance and is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
PEAK, RUSSELL 2000 INDEX, AND DOW JONES CONTAINERS & PACKAGING GROUP
(Fiscal year Ended March 31)

Base Period and Fiscal Year Ending	PEAK	Russell 2000 Index	Dow Jones Containers & Packaging Group
6/20/97	$100.00	$100.00	$100.00
3/31/98	211.46	122.18	95.45
3/31/99	19.27	101.70	77.87
3/31/00	82.29	137.81	65.77
3/31/01	48.96	115.04	56.12
3/31/02	66.67	129.31	85.68

The information contained above under the captions “Report of the Compensation and Stock Option Committee of the Board of Directors” and “Stock Price Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except that the Company specifically incorporates it by reference into such filing.

PROPOSAL NO. 3

INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
UNDER THE 1998 SHARE OPTION PLAN

The Board of Directors approved an increase in the number of Shares reserved for issuance under the Company’s 1998 Share Option Plan from 2,700,000 to 2,950,000. The Board of Directors believes that the increase is in the best interests of the Company and its Shareholders because it will increase the Company’s ability to attract and retain employees by providing them with appropriate equity incentives. This plan plays an important role in the Company’s efforts to attract and retain employees of outstanding ability. The following summary of the principal features of the 1998 Share Option Plan is qualified by reference to the terms of the 1998 Share Option Plan, a copy of which is available without charge upon Shareholder request to Jack Menache, Peak International Limited, 44091 Nobel Drive, P.O. Box 1767, Fremont, California 94538.

Shares Available for Awards and Administration of the Plan

Subject to certain adjustments, if approved, the number of Shares with respect to which awards may be granted under the 1998 Share Option Plan (referred to in this Proposal No. 3 as the “Plan”) shall be 2,950,000. No participant may receive awards under the Plan in any calendar year that relate to more than 200,000 Shares. The Plan shall be administered by the Compensation and Stock Option Committee, which shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. Subject to applicable law, the Compensation and Stock Option Committee shall be permitted to delegate its duties and powers under the Plan to designated individuals. In addition, on April 29, 2002, the Board of Directions amended the Plan to (1) limit the maximum number of shares that may be granted to an independent director in any year to an amount not to exceed 20,000 shares per year, (2) to prohibit grants at less than fair market value, and (3) to prohibit material changes to the Plan without shareholder approval.

Adjustment

In the event that the Compensation and Stock Option Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) or any alteration in the capital structure of the Company, including but not limited to any recapitalization, stock split, subdivision, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to subscribe for or acquire Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Compensation and Stock Option Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation and Stock Option Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of Shares or other securities of the Company which are the subject of outstanding awards, and (iii) the grant or exercise price with respect to any award, or, if deemed appropriate by the Compensation and Stock Option Committee, make provision for a cash payment to the holder of an outstanding award; provided that, no adjustment to the grant or exercise price of an award shall be made which would result in an exercise or grant price of less than the par value of a Share.

Eligibility

Any director and employee shall be eligible to participate. As of July 11, 2002, the Company had approximately five directors and 150 employees who were eligible under the Plan.

Share Options

Subject to the provisions of the Plan, the Compensation and Stock Option Committee shall have sole, absolute and complete authority to determine the directors or the employees to whom options shall be granted provided that the number of shares granted to an independent director in any year shall not exceed 20,000 shares, the number of Shares to which each option relates and the conditions and limitations applicable to the exercise of any option. The Compensation and Stock Option Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

The Compensation and Stock Option Committee in its sole and absolute discretion will establish the exercise price at the time each option is granted which in any event shall not be less than the par value of a Share and provided that no option may have an exercise price that is less than the fair market value of the underlying Shares on the date of grant of such option. As of July 11, 2002, the closing price of the Company’s Common Stock, as reported on the Nasdaq National Market was $5.50 per Share. Each option shall be exercisable at such times and subject to such terms and conditions as the Compensation and Stock Option Committee may, in its sole and absolute discretion, specify in the applicable award agreement or thereafter. The Committee may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of United States federal or state securities laws, as it may deem necessary or advisable.

Termination or Suspension of Employment

Unless the Compensation and Stock Option Committee shall have provided otherwise, if the participant’s employment with the Company or its affiliates or his appointment as a director is terminated for any reason other than death or permanent and total disability, the participant shall have the right to exercise any option following such termination of employment or appointment and prior to the date which falls 90 days after the date of such termination of employment or appointment to the extent such option was exercisable at the date of such termination of employment or appointment and shall not have been exercised. But in no event shall such option be exercisable later than the expiration date for such option set forth in the award agreement. Unless the Compensation and Stock Option Committee shall have provided otherwise, if the participant’s employment with the Company or its affiliates or the participant’s appointment as a director is terminated by reason of death or permanent and total disability, the unvested portion of any options shall terminate and expire on the date of such termination of employment and the participant’s successor, in the case of the participant’s death, or otherwise the participant shall have the right to exercise any option following such termination of employment or appointment to the extent it was exercisable at the date of such termination of employment or appointment and shall not have been exercised, but in no event shall such option be exercisable later than the expiration date for the option set forth in the applicable award agreement.

Amendment and Termination

Subject to certain restrictions in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time, provided however, the Board of Directors amended the Plan on April 29, 2002 to provide that the Company must seek Shareholder approval of material changes to the Plan. The Compensation and Stock Option Committee may also waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award provided that if such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination would adversely affect the number of Shares of any award or the amount payable by a participant upon exercise of any granted option, it shall not be effective without the consent of the affected participant. The Compensation and Stock Option Committee may cause any award granted to be cancelled in consideration of a cash payment or alternative award made to the holder of such cancelled award equal in value to the fair market value as at the original date of grant of the cancelled award.

Nontransferability

No award or option granted under the Plan may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, in whole or in part, except pursuant to a validly made will of the participant or the laws of inheritance of property.

Taxes and Withholding

Generally, all taxes (including income tax) arising from the exercise of any option granted to any participant under the Plan will be borne by that participant. A participant may be required to pay to the Company (or an affiliate) and the Company (or an affiliate) may withhold from any award or from any compensation or other amount owing to a participant the amount of any applicable withholding taxes.

No Right to Employment

The grant of an award shall not be construed as giving a participant the right to be retained in the employ of the Company or one of its affiliates. The Company or an affiliate may at any time dismiss a participant from employment, free from any liability or any claim under the Plan or any award and options granted thereunder. The terms of employment of a participant shall not be affected by his participation in the Plan.

No Rights as Shareholder

Subject to the provisions of the applicable award, no participant or holder or beneficiary of any award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the registered holder of such Shares. Shares allotted and issued on exercise of an option shall be subject to all provisions of the memorandum of association and bye-laws of the Company, and shall rank in full for all entitlements, including dividends or other distributions declared or recommended in respect of the then existing Shares.

Term of the Plan

The Plan has been effective since July 27, 1998. No award may be granted under the Plan after July 27, 2008.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their Shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the Shares. If a participant satisfies such holding periods upon a sale of the Shares, the Company will not be entitled to any deduction for federal income tax purposes. If a participant disposes of Shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the Shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the Shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the Shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the Shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the Shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the Shares on the determination date (as defined below). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the Shares are subject to a substantial risk of forfeiture (as in the case where a participant is permitted to exercise an unvested option and receive unvested Shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the participant’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the Shares become transferable or (ii) the date on which the Shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Required Vote

Approval of the amendment to the 1998 Share Option Plan requires the affirmative vote of a majority of the votes cast at the meeting by the Shareholders entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY’S 1998 SHARE OPTION PLAN FROM 2,700,000 TO 2,950,000.

PROPOSAL NO. 4

INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE
UNDER THE 2000 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors approved an increase in the number of Shares reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan from 400,000 to 600,000. The following summary of the principal features of the 2000 Employee Stock Purchase Plan is qualified by reference to the terms of the 2000 Employee Stock Purchase Plan, a copy of which is available without charge upon Shareholder request to Jack Menache, Peak International Limited, 44091 Nobel Drive, P.O. Box 1767, Fremont, California 94538.

Shares Subject to and Administration of the Plan

If approved, the total number of Shares which may be issued under the 2000 Employee Stock Purchase Plan (referred to in this Proposal No. 4 as the “Plan”) will be 600,000 Shares, which may consist, in whole or in part, of unissued Shares, treasury Shares or Shares purchased on the open market. The Plan shall be administered by the Compensation and Stock Option Committee, which shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. Subject to applicable law, the Compensation and Stock Option Committee shall be permitted to delegate its duties and powers under the Plan to designated individuals.

Offering Periods

Offering periods shall be three months long and commence on a quarterly basis. The first offering period under the Plan commenced on January 1, 2001 and ended on March 31, 2001. The final offering period is to commence on September 1, 2010 and end on December 31, 2010. The Compensation and Stock Option Committee may, however, change the duration of any offering period.

Eligibility

Any individual who is an employee of the Company or of a participating subsidiary or of its parent is eligible to participate in the Plan, except those employees: (i) whose customary employment is twenty (20) hours or less per week; (ii) whose customary employment is for not more than five (5) months in any calendar year; (iii) who, if granted an option would immediately thereafter own Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary; and (iv) who have been employed less than three months. As of July 11, 2002, the Company and its affiliates had approximately 150 employees who were eligible under the Plan.

Participation in the Plan

The Compensation and Stock Option Committee shall set forth procedures pursuant to which participants may elect to participate in a given offering period under the Plan. Once a participant elects to participate in an offering period, such employee shall automatically participate in all subsequent offering periods, unless the employee makes a new election or withdraws from an offering period or from the Plan.

Grant of Option on Enrollment

Each participant who elects to participate in a given offering period shall be granted an option to purchase a number of Shares equal to the lesser of: (i) the maximum number of Shares that a participant may purchase on any given purchase date as determined by the Compensation and Stock Option Committee, or (ii) the number determined by dividing the amount accumulated in such employee’s payroll deduction account during such offering period by the purchase price. The purchase price at which a Share will be sold for a given offering period shall be eighty-five percent (85%) of the lesser of the fair market value of a Share on the offering date; or the fair market value of a Share on the purchase date. As of July 11, 2002, the closing price of the Company’s Common Stock, as reported on the Nasdaq National Market was $5.50 per Share.

Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares

Subject to certain limitations, payroll deductions shall be made on each day that participants are paid during an offering period with respect to all participants who elect to participate in such offering period. The deductions shall be made as a percentage of the participant’s compensation in one percent (1%) increments, from one percent (1%) to twenty percent (20%) of such participant’s compensation, as elected by the participant; provided, however, that no participant shall be permitted to purchase Shares under the Plan with an aggregate fair market value in excess of $25,000 for anyone calendar year. For a given offering period, payroll deductions commence on the offering date and end on the related purchase date unless sooner altered or terminated as provided in the Plan.

A participant shall not change the rate of payroll deductions once an offering period has commenced. The Compensation and Stock Option Committee shall specify procedures by which a participant may increase or decrease the rate of payroll deductions for subsequent offering periods.

All payroll deductions made with respect to a participant shall be credited to his or her payroll deduction account under the Plan and shall be deposited with the general funds of the Company, and no interest shall accrue on the amounts credited to such payroll deduction accounts. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. A participant may not make any separate cash payment into his or her payroll deduction account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction.

On each purchase date, the Company shall exercise all options granted hereunder by applying all funds then in the participant’s payroll deduction account to purchase Shares (in whole and/or fractional Shares, as the case may be) pursuant to the option granted on the offering date. In the event that the number of Shares to be purchased by all participants in one offering period exceeds the number of Shares then available for issuance under the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Compensation and Stock Option Committee shall determine to be equitable and all funds not used to purchase Shares on the purchase date shall be returned, without interest, to the participant.

As soon as practicable following the end of each offering period, the number of Shares purchased by each participant shall be deposited into an account established in the participant’s name with a stock brokerage or other financial services firm designated by the Compensation and Stock Option Committee. Unless otherwise permitted by the Compensation and Stock Option Committee, dividends that are declared on the Shares held in such account shall be reinvested in whole or fractional Shares.

The applicable holding period for U.S. residents is currently set forth in the Internal Revenue Code of 1986, as amended (the “Code”) as two years after the date of the option grant and one year after the receipt of Shares into the designated brokerage account. Non-U.S. residents may not be subject to the Code, but are subject to any applicable local laws, rules, or regulations. Once the applicable holding period has been satisfied with respect to a participant’s Shares, the participant may: (i) transfer his or her Shares to another brokerage account of his or her choosing or (ii) request in writing that a stock certificate be issued to him or her with respect to the whole Shares in his or her designated brokerage account and that any fractional Shares remaining in such account be paid in cash to him or her. The Compensation and Stock Option Committee may require that the participant bear the cost of transferring such Shares or issuing certificates for such Shares. The participant shall have no interest or voting right in the Shares covered by his or her option until the participant’s Shares shall have been deposited in the participant’s account with the designated brokerage firm.

Withdrawal

Each participant may withdraw from an offering period or from the Plan under certain terms and conditions. Upon a participant’s withdrawal from an offering period or from the Plan, all accumulated payroll deductions in the payroll deduction account shall be returned, without interest, to such participant, and he or she shall not be entitled to any Shares on the purchase date or thereafter with respect to the offering period in effect at the time of such withdrawal. Such participant shall be permitted to participate in subsequent offering periods pursuant to such terms and conditions established by the Compensation and Stock Option Committee.

Termination of Employment

A participant shall cease to participate in the Plan upon his or her termination of employment for any reason (including, but not limited to, retirement, death or disability). In such event, all payroll deductions credited to the participant’s payroll deduction account shall be returned, without interest, to such participant or to his or her designated beneficiary, as the case may be, and such participant or beneficiary shall have no future rights in any unexercised options under the Plan.

Adjustments Upon Certain Events

In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to Shareholders of Shares other than regular cash dividends, the Compensation and Stock Option Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, the purchase price and/or any other affected terms of such options. In the event of a change in control, the Compensation and Stock Option Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any option as of the date of the consummation of the change in control.

Nontransferability

No options granted under the Plan shall be transferable or assignable by the participant otherwise than by will or by the laws of descent and distribution, and options shall only be exercisable, during the participant’s lifetime, by the participant.

No Right to Employment

The granting of an option under the Plan shall impose no obligation on the Company or any subsidiary to continue the employment of a participant and shall not lessen or affect the Company’s or any subsidiary’s right to terminate the employment of such participant.

Section 423 of the Code

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, or any successor section thereto. Accordingly, all participants shall have the same rights and privileges under the Plan, subject to any permitted exceptions.

Amendment or Termination of the Plan

The Plan shall continue until the earliest to occur of: (i) termination of the Plan by the Board of Directors, (ii) issuance of all of the Shares reserved for issuance under the Plan and (iii) December 31, 2010. The Board of Directors may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which: (i) without the approval of the Shareholders of the Company, would increase the total number of

Shares reserved for the purposes of the Plan (except as described under “Adjustments Upon Certain Events” above), or (ii) without the consent of a participant, would impair any of the rights or obligations under any option theretofore granted to such participant under the Plan; provided, however, that the Compensation and Stock Option Committee may amend the Plan as necessary to permit the granting of options meeting the requirements of the Code or other applicable laws.

Tax Withholding

A participant’s employer may withhold from such participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the participant to pay such withholding taxes. Unless the Compensation and Stock Option Committee specifies otherwise, a participant may elect to pay a portion or all of such withholding taxes by delivery of Shares or having Shares withheld by the Company from the Shares otherwise to be received. The Shares so delivered or withheld shall have an aggregate fair market value equal to the amount of such withholding taxes.

Summary of U.S. Federal Income Tax Consequences

The following is intended only as a general guide as to the U.S. federal income tax consequences under current law and does not attempt to describe all possible federal and other tax consequences of such participation or tax consequences based on particular circumstances.

The 2000 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code.

Tax Treatment of the Participating Employee.    Participating employees will not recognize income for federal income tax purposes either upon enrollment in the Plan or upon the purchase of Shares. All tax consequences are deferred until a participating employee sells the Shares, disposes of the Shares by gift or dies.

If Shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable offering period, or if the participating employee dies while owning the Shares, the participating employee will realize ordinary income on a sale, or a disposition by way of gift or upon death, to the extent of the lesser of: (1) 15% of the fair market value of the Shares at the beginning of the offering period; or (2) the actual gain (the amount by which the market value of the Shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of Shares will be treated as long-term capital gain. If the Shares are sold and the sale price is less than the purchase price, there will be no ordinary income and the participating employee will have a long-term capital loss for the difference between the sale price and the purchase price.

If the Shares are sold or are otherwise disposed of including by way of gift, but not death, bequest or inheritance, within either the one-year or the two-year holding periods described above, which is referred to as a disqualifying disposition, the participating employee will realize ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the Shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the Shares at the date of purchase will be a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

Tax Treatment of the Company.    The Company will be entitled to a deduction in connection with the disposition of Shares acquired under the Plan only to the extent that the participating employee recognizes ordinary income on a disqualifying disposition of the Shares. The Company will treat any transfer of record ownership of Shares as a disposition, unless the Company is notified to the contrary. In order to enable the

Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which the Company is entitled, participating employees will be required to notify the Company in writing of the date and terms of any disposition of Shares purchased under the Plan.

Required Vote

Approval of the amendment to the 2000 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the meeting by the Shareholders entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2000 EMPLOYEE STOCK PURCHASE PLAN FROM 400,000 TO 600,000.

EQUITY COMPENSATION PLAN INFORMATION

The following chart gives aggregate information regarding grants under all equity compensation plans of Peak as of July 11, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
1997 Share Option Plan	451,626	$8.64883	192,612
1998 Share Option Plan	1,910,757	$6.87749	680,810
2002 Employee Stock Purchase Plan(1)	—	—	313,136

Subtotal	2,362,383	$7.21612	1,186,558
Equity compensation plans not approved by security holders	300,000	$7.44271	—

Total	2,662,383	$7.24166	1,186,558

(1)
Shares available for sale pursuant to the Company’s 2000 Employee Stock Purchase Plan. Shares of common stock will be purchased at a price equal to 85% of the fair market value per share of common stock on either the first day preceding the offering period or the last date of the accumulation period, whichever is less.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information with respect to the beneficial ownership of the shares as of July 11, 2002, for:

(i)  each person known by the Company to beneficially own more than 5% of the outstanding Shares;

(ii)  each of the Company’s current directors and the nominee for director of the Company;

(iii)  each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table;” and

(iv)  all current directors and executive officers as a group.

Amounts appearing in the table below include all shares outstanding as of July 11, 2002 and all shares issuable upon the exercise of options or warrants within 60 days thereof. As of July 11, 2002, there were 12,689,762 Shares of Peak issued and outstanding. Unless otherwise noted, the address of each of the Shareholders named below is the Company’s principal executive office.

Name and Address of Beneficial Owner	Number of Shares(1)	Percentage of Class(1)
5% Shareholders
Luckygold 18A Ltd.(2) Units 4, 5 and 7, 37th Floor Cable TV Tower 9 Hoi Shing Road Tsuen Wan, New Territories, Hong Kong	2,343,438	18.5%

FMR Corp.(3) 82 Devonshire Street Boston, Massachusetts 02109	1,694,090	13.4

Quaker Capital Management Corporation(4) 401 Wood Street, Suite 1300 Pittsburgh, Pennsylvania 15222	1,190,400	9.4

Royce & Associates, Inc.(5) 1414 Avenue of the Americas New York, New York 10019	1,045,300	8.2

Merrill Lynch, Pierce, Fenner & Smith Inc.(6) Four World Financial Center, North Tower 250 Vesey Street New York, New York 10080	675,000	5.3

Directors and Executive Officers
Mr. Douglas Broyles(7)	46,000	*
Ms. Christine Russell(8)	30,000	*
Mr. William Snyder(9)	46,000	*
Mr. Calvin Reed(10)	566,264	4.3
Mr. Jerry Mo(11)	324,442	2.5
Mr. Jack Menache(12)	236,175	1.8
Mr. Darien Spencer	—	—
Mr. Danny Tong(13)	188,523	1.5
All directors and executive officers as a group (9 persons)(14)	1,445,737	10.3%

*	Represents less than one percent of our outstanding stock
(1)
To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares subject to options held by that person that are currently exercisable or exercisable within 60 days of July 11, 2002 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing percent ownership of any other person.

(2)
Based solely on information provided to the Company by Luckygold 18A Ltd. on July 16, 2002. Mr. T. L. Li is the sole stockholder of Luckgold 18A Ltd. and has sole voting and investment power with respect to these shares.

(3)
Based solely on information provided on Amendment No. 2 to Schedule 13G filed by FMR Corp. on February 14, 2002. Includes 1,627,245 shares beneficially owned by Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., as a result of Fidelity acting as an investment adviser to various investment companies, including Fidelity Low Priced Stock Fund, which beneficially owns 1,375,700 shares. Edward C. Johnson III, chairman of FMR Corp. and members of his family which hold a controlling interest in FMR Corp., and FMR Corp. each have sole power to dispose of 1,627,245 shares. Voting power of the shares held by the Fidelity funds is held by the Board of Trustees of each of the various funds.

(4)
Based solely on information provided on Schedule 13G filed by Quaker Capital Management (“Quaker”) on February 14, 2002. Quaker is an investment adviser and has shared voting and shared dispositive power over 1,190,400 shares owned by its clients and held in accounts over which Quaker has discretionary authority.

(5)
Based solely on information provided on Amendment No. 2 to Schedule 13G filed by Royce & Associates, Inc. on February 13, 2002. Royce & Associates, Inc. claims sole voting and dispositive power over 1,045,300 shares.

(6)
Based solely on information provided on a Schedule 13G filed by Merrill Lynch, Pierce, Fenner & Smith Inc. filed on February 15, 2002. Merrill Lynch, Pierce, Fenner & Smith Inc. claims sole voting and dispositive power over 675,000 shares.

(7)	Includes 46,000 shares subject to options which are exercisable within 60 days of July 11, 2002.
(8)	Includes 30,000 shares subject to options which are exercisable within 60 days of July 11, 2002.
(9)	Includes 46,000 shares subject to options which are exercisable within 60 days of July 11, 2002.
(10)	Includes 550,264 shares subject to options which are exercisable within 60 days of July 11, 2002.
(11)	Includes 316,441 shares subject to options which are exercisable within 60 days of July 11, 2002.
(12)	Includes 233,972 shares subject to options which are exercisable within 60 days of July 11, 2002.
(13)	Includes 180,398 shares subject to options which are exercisable within 60 days of July 11, 2002.
(14)	Includes 1,411,408 shares subject to options which are exercisable within 60 days of July 11, 2002.

PROPOSAL NO. 5

APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has recommended the appointment of the firm of PricewaterhouseCoopers as independent auditors for the Company for the fiscal year ending March 31, 2003. The Company has been advised by such firm that they will be independent auditors with respect to the Company within the meaning of the Securities Act administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board.

PricewaterhouseCoopers commenced performing services as the Company’s independent auditors on July 1, 2002. Arthur Andersen & Co were the independent auditors for the Company for the fiscal year ended March 31, 2002. Effective July 1, 2002, Arthur Andersen & Co resigned as the Company’s independent auditors. The Board of Directors, upon the approval of the Audit Committee, selected Arthur Andersen & Co as the Company’s independent auditors on October 11, 2001, after Deloitte Touche Tohmatsu declined to stand for re-election at the 2001 annual general meeting of Shareholders. Deloitte Touche Tohmatsu were the independent auditors for the Company for the fiscal year ended March 31, 2001. Subject to ratification by the Shareholders, the Board of Directors has selected the firm of PricewaterhouseCoopers as independent auditors for the Company for the fiscal year ending March 31, 2003. This decision to change auditors was recommended and approved by the Audit Committee. Representatives of PricewaterhouseCoopers and Arthur Andersen & Co are not expected to be present at the meeting.

During the past two fiscal years, the reports on the Company’s financial statements by the independent auditors for the Company did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the past two fiscal years, and the subsequent period through July 1, 2002, there have been no disagreements with the Company’s independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the auditor’s satisfaction, would have caused such auditor to make reference to the subject matter of any such disagreements in connection with its report on the Company’s financial statements for the applicable period. In addition, during the past two fiscal years, and the subsequent period through July 1, 2002, there were no reportable events as defined in Item 304(a) of Regulation S-K.

During the past two fiscal years, and the subsequent period through July 1, 2002, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Fiscal 2002 Audit Fees

PricewaterhouseCoopers did not perform any work for the Company during the fiscal year ended March 31, 2002. The aggregate fees billed for professional services for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended March 31, 2002 by Arthur Andersen & Co and Deloitte Touche Tohmatsu amounted to a total of $240,266.

Financial Information Systems Design and Implementation Fees

No fees were billed for professional services rendered for information technology services related to financial information systems design and implementation by Arthur Andersen & Co or Deloitte Touche Tohmatsu for the fiscal year ended March 31, 2002.

All Other Fees

The aggregate fees billed for all other services rendered by Arthur Andersen & Co and Deloitte Touche Tohmatsu for the fiscal year ended March 31, 2002 amounted to a total of $291,001.

Upon consideration, the Audit Committee determined that the provision of services other than the audit services is compatible with maintaining the Company’s independent auditor’s independence.

Required Vote

Ratification of PricewaterhouseCoopers as the Company’s independent auditors for the fiscal year ending March 31, 2003 will require the affirmative vote of a majority of the votes cast at the meeting by the Shareholders entitled to vote thereon. If the Shareholders reject the nomination, the Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF THE FIRM OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT AUDITORS.

PROPOSAL NO. 6

REMUNERATION OF INDEPENDENT AUDITORS

The Board of Directors also seeks Shareholder approval to authorize the Board of Directors to fix the remuneration for the Company’s independent auditors with respect to their service to the Company for the fiscal year ending March 31, 2003. Information regarding the remuneration paid to the Company’s auditors last year is set forth under “Proposal No. 5—Appointment of Independent Auditors” above.

Required Vote

Adoption of this proposal requires the affirmative vote of a majority of the votes cast at the meeting by the Shareholders entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE REMUNERATION FOR THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who own more than 10 percent of a registered class of a U.S. issuer’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such securities, and to furnish the Company with copies of all such reports they file. To the Company’s knowledge, based solely on a review of Forms 3, 4 and 5 under the Securities Exchange Act furnished to us, we believe that during fiscal year 2002, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

SHAREHOLDER PROPOSALS

Under United States federal securities laws, any Shareholder proposals intended to be presented at the 2003 Annual General Meeting must be received by the Company at its principal executive offices no later than April 3, 2003 in order to be considered for inclusion in the proxy materials, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Although information received after such date will not be included in proxy materials sent to shareholders, a shareholder proposal may still be presented at the annual general meeting if such proposal complies with the Company’s Bye-laws then in effect. In accordance with Bye-law 59 of the Company’s Bye-laws, shareholder proposals may be brought before an annual general meeting only if such proposal is made pursuant to written notice timely given to the Company’s Secretary accompanied by certain information. To be timely, a shareholder’s written notice must be received at the principal executive offices of the Company not less than ninety (90) days prior to anniversary date of the prior year’s annual general meeting. The chairman of the annual general meeting may review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Company’s Bye-Laws and whether any such proposal will be acted upon at the annual general meeting.

In addition, Section 79 of the Companies Act 1981 of Bermuda, provides that shareholders representing either: (1) 5% of the total voting power of the shares of common stock eligible to vote at an annual general meeting of the Company; or (2) not less than one hundred shareholders; may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be received by the Company at its principal executive offices not less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

By order of the Board of Directors

Calvin Reed
Chairman, Chief Executive Officer and President
July [ ], 2002
Fremont, California

APPENDIX 1

PEAK INTERNATIONAL LIMITED

1998 SHARE OPTION PLAN

SECTION 1.    Purpose.    The purposes of the Peak International Limited 1998 Share Option Plan are to promote the interests of the Company and its shareholders by (i) attracting and retaining directors of the Company and exceptional executive and other key employees of, and advisors and consultants to, and agents and subcontractors of, the Company and its Affiliates, (ii)motivating such persons by means of performance-related incentives to achieve longer-range performance goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company.

SECTION 2.    Definitions.    As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest and (iii) any entity controlling or under common control with the Company, in any case as determined by the Committee.

“Award” shall mean any award of Options granted pursuant to this Plan.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the board of directors of the Company.

“Code” shall mean the Internal Revenue Code of 1996, as amended from time to time, or any successor statute.

“Committee” shall mean the Compensation Committee of the Board.

“Company” shall mean Peak International Limited, together with any successor thereto.

“Director” shall mean an individual who serves as a member of the Board.

“Employee” shall mean (i) any employee of the Company or of any Affiliate or (ii) any advisor or consultant to the Company or any Affiliate.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value”shall mean, except as otherwise provided in the applicable Award Agreement, (i) in the case of a Share, the average of the highest and lowest trading prices on the Nasdaq National Market on the applicable date or, if such date is a day on which the Nasdaq National Market is closed, the average of the high and low trading prices on the most recently preceding day on which the Nasdaq National Market was open and (ii) in the case of any other property or item the fair market value of the property or other item being valued, as determined by the Committee in its sole and absolute discretion.

“Incentive Stock Option” shall mean a right to subscribe for Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” shall mean a right to subscribe Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

“Option” shall mean a right to subscribe for Shares from the Company that is granted under Section 6 of the Plan.

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“Participant” shall mean any Director or Employee selected by the Committee to receive an Award under the Plan.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this Peak International Limited 1998 Share Option Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

“Section 162(m)” shall mean Section 162(m) of the Code, as amended from time to time.

“Shares” shall mean ordinary shares, U.S. $0.01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

SECTION 3.    Administration.

(a)  Authority of Committee.    The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority on behalf of the Company to: (i) designate Participants; (ii) determine the number of Shares to be the subject of an Award; (iii) determine the terms and conditions of any Award; (iv) determine whether, to what extent, and under what circumstances Awards may be settled in (or exercised for) cash, other securities or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (v) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (viii) determine whether and to what extent Awards should comply or continue to comply with any rule or requirement such as Rule 16b-3 or Section 162(m); and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)  Committee Discretion Binding.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole and absolute discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder of the Company and any Director or Employee and any personal representative, heir, legatee, successor and assigns permitted hereunder of any of the foregoing.

SECTION 4.    Shares Available for Awards.

(a)  Shares Available.    Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards may be granted under the Plan shall be 2,950,000. If, after the effective date of the Plan, any Shares which are the subject of an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is cancelled without the issue of Shares, then the Shares which are the subject of such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which

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such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted. No Participant may receive Awards under the Plan in any calendar year that relate to more than 150,000 Shares.

(b)  Adjustments.    In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) or any alteration in the capital structure of the Company, including but not limited to any recapitalization, stock split, subdivision, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to subscribe for or acquire Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) which are the subject of outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate by the Committee, make provision for a cash payment to the holder of an outstanding Award; provided that, no adjustment to the grant or exercise price of an Award shall be made which would result in an exercise or grant price of less than the par value of a Share. Upon any adjustment required to be made pursuant to this sub-section, the Company shall notify the Participant (or his duly appointed personal representatives where applicable) in writing and deliver to him (or his duly appointed personal representatives where applicable) a statement setting forth the exercise or grant price thereafter in effect and the nominal value, class and/or number of Shares thereafter to be issued on the exercise of the Option. Any adjustment shall take effect upon such written notification being given.

(c)  Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award shall consist of authorized and issued Shares. The Company shall keep available sufficient authorized but unissued Shares available for issuance to satisfy the full exercise of all Options which at any time are capable of being exercised.

SECTION 5.    Eligibility.    Any Director and Employee shall be eligible to be designated a Participant.

SECTION 6.    Share Options.

(a)  Grant.    Subject to the provisions of this Plan, the Committee shall have sole, absolute and complete authority to determine the Directors or the Employees to whom Options shall be granted, the number of Shares to which each Option relates and the conditions and limitations applicable to the exercise of any Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

(b)  Exercise Price.    The Committee in its sole and absolute discretion shall establish the exercise price at the time each Option is granted which in any event shall not be less than the par value of a Share and provided that no Option which is intended to be an Incentive Stock Option may have an exercise price that is less than the Fair Market Value of the underlying Shares on the date of grant of such Option.

(c)  Exercise.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole and absolute discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of United States federal or state securities laws, as it may deem necessary or advisable.

(d)  Payment.    No Shares shall be issued pursuant to any exercise of an Option until payment in full of the exercise price for the Shares in respect of which the Option is being exercised is received by the Company or provision for such payment has been made in a manner satisfactory to the Committee. Such payment shall be made in cash in the currency required by the Committee.

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SECTION 7.    Termination or Suspension of Employment.    The following provisions shall apply in the event of the Participant’s termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)  Termination of Employment.    If the Participant’s employment with the Company or its Affiliates or his appointment as a Director is terminated for any reason other than death or permanent and total disability, the Participant shall have the right to exercise any Option following such termination of employment or appointment and prior to the date which falls 90 days after the date of such termination of employment or appointment to the extent such Option was exercisable at the date of such termination of employment or appointment and shall not have been exercised. But in no event shall such Option be exercisable later than the expiration date for such Option set forth in the Award Agreement.

(b)  Death or Disability.    If the Participant’s employment with the Company or its Affiliates or the Participant’s appointment as a Director is terminated by reason of death or permanent and total disability, the unvested portion of the Option shall terminate and expire on the date of such termination of employment and the Participant’s successor, in the case of the Participant’s death, or otherwise the Participant shall have the right to exercise any Option following such termination of employment or appointment to the extent it was exercisable at the date of such termination of employment or appointment and shall not have been exercised, but in no event shall such Option be exercisable later than the expiration date for the Option set forth in the Award Agreement.

(c)  Acceleration and Extension of Exercisability.    Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, provide (A) that an Option granted to a Participant may terminate following a termination of employment or appointment at a date earlier than that set forth above, (B) that an Option granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant’s employment or appointment and (C) that an Option may become immediately exercisable when it determines that any of the foregoing would be in the best interests of the Company.

SECTION 8.    Amendment and Termination.

(a)  Amendments to the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement or other applicable law or regulation, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction.

(b)  Amendments to Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the number of Shares which are the subject of any Award or the amount payable by a Participant upon exercise of any granted Option shall not be effective without the consent of the affected Participant.

(c)  Cancellation.    Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value as at the original date of grant of such cancelled Award.

SECTION 9.    General Provisions.

(a)  Nontransferability.    No Award or Option granted hereunder shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, in whole or in part, except pursuant to a validly made will of the Participant or the laws of inheritance of property.

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(b)  No Rights to Awards.    No Director, Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Directors, Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(c)  Share Certificates.    All Shares or other securities of the Company issued under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities of the Company are then listed, and any applicable law, including without limitation any United States Federal or state law and the Committee may cause a legend or legends to be put on any such certificates relative to such Shares or other securities to make appropriate reference to such restrictions.

(d)  Delegation.    Subject to the terms of the Plan and any applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants other than Directors.

(e)  Taxes and Withholding.    All taxes (including income tax) arising from the exercise of any Option granted to any Participant under the Plan shall be borne by that Participant. A participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(f)  Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(g)  No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(h)  No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan or any Award and Options granted thereunder. The terms of employment of a Participant shall not be affected by his participation in the Plan, which shall neither form part of such terms nor entitle him to take into account such participation in calculating any compensation or damages on the termination of his employment for any reason.

(i)  No Rights as Shareholder.    Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the registered holder of such Shares. Shares allotted and issued on exercise of an Option shall be subject to all provisions of the memorandum of association and bye-laws of the Company, and shall rank in full for all entitlements, including dividends or other distributions declared or recommended in respect of the then existing Shares, the Record Date for which is on or after the relevant date upon which such exercise occurred, and shall in all other respects rank pari passu with other existing Shares then issued and outstanding. For the purpose of this sub-Section, the term “Record Date” means the date fixed by the Company for the purposes of determining entitlements to dividends or other distributions to or rights of holders of Shares.

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(j)  Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of Hong Kong (except to the extent that the laws of Bermuda are applicable to the Company).

(k)  Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to such minimum extent as is necessary to comply with the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be deleted as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)  Other Laws.    The Committee may refuse to issue any Shares or any other securities or other consideration, or transfer any issued Shares, any other securities or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares, other securities or other consideration might violate any applicable law or regulation or entitle the Company to recover under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to acquire or to sell Shares or other securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

(m)  No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n)  No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(o)  Disclaimer of Liability.    Notwithstanding any provisions herein contained, the Committee and the Company shall not under any circumstances be held liable for any cost, losses, expenses and damages whatsoever and howsoever arising in any event, including but not limited to the Company’s delay in issuing the Shares following the exercise of any Option.

(p)  Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10.    Term of the Plan.

(a)  Effective Date.    The Plan shall be effective as of 27 July 1998.

(b)  Expiration Date.    Subject to the succeeding sentence, no Award may be granted under the Plan after 27 July 2008. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

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APPENDIX 2

2000 PEAK INTERNATIONAL LIMITED
EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose of the Plan

The purpose of the Plan is to give eligible employees of the Company and its Subsidiaries the ability to share in Peak’s future success. The Company expects that it will benefit from the added interest which such employees will have in the welfare of the Company as a result of their increased equity interest in the Company’s success.

2.	Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)  Act:    The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)  Beneficial Owner:    As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(c)  Board:    The Board of Directors of the Company.

(d)  Change in Control:    The occurrence of any of the following events:

(i)  any Person (other than the Permitted Holders, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then- outstanding securities;

(ii)  the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation which would result in the shareholders of the Company immediately prior thereto continuing to own (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(e)  Code:    The Internal Revenue Code of 1986, as amended, or any successor thereto.

(f)  Committee:    The Compensation Committee of the Board.

(g)  Company:    Peak International Limited, a Bermuda company.

(h)  Compensation:    All remuneration received by a Participant from the Company or from a Participating Subsidiary during a calendar year that is considered, in the U.S., as wages reportable under Section

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6051(a)(3) of the Code or, outside the U.S., wages in such jurisdiction; provided, however, that for purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall not be taken into account.

(i)  Disability:    Inability to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e)(3) of the Code (or any successor section thereto). The determination whether a Participant has suffered a Disability shall be made by the Committee based upon such evidence as it deems necessary and appropriate. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee, in its sole discretion, may require.

(j)  Disqualifying Disposition:    As such term is defined in Section 10(f) of the Plan.

(k)  Effective Date:    The date on which the Plan takes effect, as defined pursuant to Section 22 of the Plan.

(l)  Fair Market Value:    On a given date, the average of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(m)  Maximum Share Amount:    Subject to Section 423 of the Code and Section 10(a) of the Plan, the maximum number of Shares that a Participant may purchase on any given Purchase Date, as determined by the Committee in its sole discretion.

(n)  Offering Date:    The first date of an Offering Period.

(o)  Offering Period:    An offering period described in Section 5 of the Plan.

(p)  Option:    A stock option granted pursuant to Section 8 of the Plan.

(q)  Participant:    An individual who is eligible to participate in the Plan pursuant to Section 6 of the Plan.

(r)  Participating Subsidiary:    A Subsidiary of the Company that is selected to participate in the Plan by the Committee in its sole discretion.

(s)  Payroll Deduction Account:    An account to which payroll deductions of Participants are credited under Section 10(c) of the Plan.

(t)  Permitted Holders:    Luckygold 18A Limited, a British Virgin Islands company, and its affiliates.

(u)  Person:    As such term is used for purposes of Section 13(d) or 14 (d) of the Act (or any successor section thereto).

(v)  Plan:    The 2000 Peak International Limited Employee Stock Purchase Plan.

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(w)  Plan Broker:    A stock brokerage or other financial services firm designated by the Committee in its sole discretion.

(x)  Purchase Date:    The last date of an Offering Period.

(y)  Purchase Price:    The purchase price per Share, as determined pursuant to Section 9 of the Plan.

(z)  Retirement:    Termination of employment with the Company or a Subsidiary after such Participant has attained age 55 and five years of service with the Company; or, with the prior written consent of the Committee that such termination be treated as a Retirement hereunder, termination of employment under other circumstances.

(aa)  Shares:    Shares of common stock of the Company.

(bb)  Subsidiary:    A subsidiary corporation, as defined in Section 424(f) of the Code or any successor section thereto.

3.	Shares Subject to the Plan

The total number of Shares which may be issued under the Plan is 600,000. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares purchased on the open market. The issuance of Shares pursuant to the Plan shall reduce the total number of Shares available under the Plan.

4.	Administration of the Plan

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). Subject to applicable law, the Committee may delegate its duties and powers under the Plan to such individuals as it designates in it sole discretion.

5.	Offering Periods

Offering Periods shall be of three month’s duration and shall commence on a quarterly basis. Subject to Section 22 of the Plan, the first Offering Period shall commence on January 1, 2001 and end on March 31, 2001, and the final Offering Period under the Plan shall commence on September 1, 2010 and end on December 31, 2010. Notwithstanding the foregoing, the Committee may change the duration of any Offering Period in its sole discretion.

6.	Eligibility

Any individual who is an employee of the Company or of a Participating Subsidiary or of its parent is eligible to participate in the Plan, except for the following employees:

(a)  employees whose customary employment is twenty (20) hours or less per week within the meaning of Section 423(b)(4)(B) of the Code;

(b)  employees whose customary employment is for not more than five (5) months in any calendar year within the meaning of Section 423(b)(4)(C) of the Code;

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(c)  employees who, if granted an option would immediately thereafter own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or Subsidiary corporation within the meaning of Section 423(b)(3) of the Code. For purposes of this Section 6(c) of the Plan, the rules of Section 424(d) of the Code shall apply in determining stock ownership of an individual, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee; and

(d)  employees who have been employed less than three months.

7.	Participation in the Plan

The Committee shall set forth procedures pursuant to which Participants may elect to participate in a given Offering Period under the Plan. Once a Participant elects to participate in an Offering Period, such employee shall automatically participate in all subsequent Offering Periods, unless the employee (a) makes a new election or (b) withdraws from an Offering Period or from the Plan pursuant to Section 11 of the Plan.

8.	Grant of Option on Enrollment

Each Participant who elects to participate in a given Offering Period shall be granted (as of the Offering Date) an Option to purchase (as of the Purchase Date) a number of Shares equal to the lesser of (i) the Maximum Share Amount or (ii) the number determined by dividing the amount accumulated in such employee’s payroll deduction account during such Offering Period by the Purchase Price.

9.	Purchase Price

The Purchase Price at which a Share will be sold for a given Offering Period, as of the Purchase Date, shall be eighty-five percent (85%) of the lesser of:

(a)  the Fair Market Value of a Share on the Offering Date; or

(b)  the Fair Market Value of a Share on the Purchase Date.

10.	Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares

Subject to Sections 11 and 12 of the Plan:

(a)  Payroll deductions shall be made on each day that Participants are paid during an Offering Period with respect to all Participants who elect to participate in such Offering Period. The deductions shall be made as a percentage of the Participant’s Compensation in one percent (1%) increments, from one percent (1%) to twenty percent (20%) of such Participant’s Compensation, as elected by the Participant; provided, however, that no Participant shall be permitted to purchase Shares under this Plan (or under any other “employee stock purchase plan” within the meaning of Section 423(b) of the Code, of the Company or its parent or any of its Subsidiaries) with an aggregate Fair Market Value (as determined as of each Offering Date) in excess of $25,000.00 for any one calendar year within the meaning of Section 423(b)(8) of the Code. For a given Offering Period, payroll deductions shall commence on the Offering Date and shall end on the related Purchase Date, unless sooner altered or terminated as provided in the Plan.

(b)  A Participant shall not change the rate of payroll deductions once an Offering Period has commenced. The Committee shall specify procedures by which a Participant may increase or decrease the rate of payroll deductions for subsequent Offering Periods.

(c)  All payroll deductions made with respect to a Participant shall be credited to his or her Payroll Deduction Account under the Plan and shall be deposited with the general funds of the Company, and no interest shall accrue on the amounts credited to such Payroll Deduction Accounts. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be

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obligated to segregate such payroll deductions. A Participant may not make any separate cash payment into his or her Payroll Deduction Account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction.

(d)  On each Purchase Date, the Company shall exercise all Options granted hereunder by applying all funds then in the Participant’s Payroll Deduction Account to purchase Shares (in whole and/or fractional Shares, as the case may be) pursuant to the Option granted on the Offering Date. In the event that the number of Shares to be purchased by all Participants in one Offering Period exceeds the number of Shares then available for issuance under the Plan, (i) the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Committee shall determine to be equitable and (ii) all funds not used to purchase Shares on the Purchase Date shall be returned, without interest, to the Participant.

(e)  As soon as practicable following the end of each Offering Period, the number of Shares purchased by each Participant shall be deposited into an account established in the Participant’s name with the Plan Broker. Unless otherwise permitted by the Committee in its sole discretion, dividends that are declared on the Shares held in such account shall be reinvested in whole or fractional Shares.

(f)  Once the holding period set forth in Section 423(a) of the Code has been satisfied with respect to a Participant’s Shares, the Participant may (i) transfer his or her Shares to another brokerage account of Participant’s choosing or (ii) request in writing that a stock certificate be issued to him or her with respect to the whole Shares in his or her Plan Broker account and that any fractional Shares remaining in such account be paid in cash to him or her. The Committee may require, in its sole discretion, that the Participant bear the cost of transferring such Shares or issuing certificates for such Shares. Any Participant who engages in a “Disqualifying Disposition” of his or her Shares within the meaning of Section 421(b) of the Code shall notify the Company of such Disqualifying Disposition in accordance with Section 20 of the Plan.

(g)  The Participant shall have no interest or voting right in the Shares covered by his or her Option until the Participant”s Shares shall have been deposited in the Participant”s account with the Plan Broker.

11.	Withdrawal

Each Participant may withdraw from an Offering Period or from the Plan under such terms and conditions as are established by the Committee in its sole discretion. Upon a Participant’s withdrawal from an Offering Period or from the Plan, all accumulated payroll deductions in the Payroll Deduction Account shall be returned, without interest, to such Participant, and he or she shall not be entitled to any Shares on the Purchase Date or thereafter with respect to the Offering Period in effect at the time of such withdrawal. Such Participant shall be permitted to participate in subsequent Offering Periods pursuant to such terms and conditions established by the Committee in its sole discretion.

12.	Termination of Employment

A Participant shall cease to participate in the Plan upon his or her termination of employment for any reason (including, but not limited to, Retirement, death or Disability). In such event, all payroll deductions credited to the Participant’s Payroll Deduction Account shall be returned, without interest, to such Participant or to his or her designated beneficiary, as the case may be, and such Participant or beneficiary shall have no future rights in any unexercised Options under the Plan.

13.	Adjustments Upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

(a)  Generally.    In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends,

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the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, (ii) the Purchase Price and/or (iii) any other affected terms of such Options.

(b)  Change in Control.    In the event of a Change in Control, the Committee in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Option as of the date of the consummation of the Change in Control.

14.	Nontransferability

No Options granted under the Plan shall be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution, and Options shall only be exercisable, during the Participant”s lifetime, by the Participant.

15.	No Right to Employment

The granting of an Option under the Plan shall impose no obligation on the Company or any Subsidiary to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant.

16.	Section 423 of the Code

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code or any successor section thereto. Accordingly, all Participants shall have the same rights and privileges under the Plan, subject to any exceptions that are permitted under Section 423(b)(5) of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code or any successor provision shall, without further act or amendment, be reformed to comply with the requirements of Section 423. This Section 16 shall take precedence over all other provisions in the Plan.

17.	Amendment or Termination of the Plan

The Plan shall continue until the earliest to occur of the following: (a) termination of the Plan by the Board, (b) issuance of all of the Shares reserved for issuance under the Plan, (c) December 31, 2010, or (d) failure to satisfy the conditions of Section 22 of the Plan. The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which, (a) without the approval of the stockholders of the Company, would (except as is provided in Section 13 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or (b) without the consent of a Participant, would impair any of the rights or obligations under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

18.	Tax Withholding

The Participant’s employer shall have the right to withhold from such Participant such withholding taxes as may be required by federal, state, local or other law, or to otherwise require the Participant to pay such withholding taxes. Unless the Committee specifies otherwise, a Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company from the Shares otherwise to be received. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to the amount of such withholding taxes.

19.	International Participants

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law.

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20.	Notices

All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

Peak International Limited
Stock Administration
PO Box 1767
44091 Nobel Drive
Fremont, CA 94538

Or

Peak International Limited
Stock Administration
Peak International, Limited
Units 3, 4, 5 and 7, 37th Floor, Cable TV Tower,
9 Hoi Shing Road, Tsuen Wan N.T., Hong Kong

21.	Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California, without regard to conflicts of laws principles thereof.

22.	Effectiveness of the Plan

The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”); provided, however, that the Plan must be approved within twelve (12) months before or after the Effective Date by the stockholders of the Company. The Company may commence payroll deductions on behalf of Participants pursuant to the Plan prior to such stockholder approval; provided, however, that the use of such payroll deductions to purchase Shares pursuant to the exercise of Options hereunder is contingent upon stockholder approval of the Plan. If stockholder approval of the Plan is not obtained prior to the first Purchase Date, the Plan shall terminate and all amounts withheld through payroll deduction or held in a Participant’s Payroll Deduction Account shall be returned to such Participant, without interest.

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PROXY	PROXY

PEAK INTERNATIONAL LIMITED
(Incorporated in Bermuda with limited liability)

FORM OF PROXY FOR USE AT THE ANNUAL GENERAL MEETING

(or at any postponement or adjournment thereof)

I/We (Note 1)                                      of                                 , the registered holder(s) of (Note 2)                              shares par value US $0.01 per share each in the capital of Peak International Limited (the “Company”), HEREBY APPOINT                                      (Note 3) of                                  or failing him, the Chairman of the meeting, as my/our proxy (the “Proxy”) to act for me/us at the Annual General Meeting (or at any postponement or adjournment thereof) of the Company to be held at the Waldorf-Astoria, 100 East 50th Street, New York, New York 10022 on September 5, 2002 at 10:00 a.m. (local time) and in particular (but without limitation) at such meeting (or at any adjournment thereof) to vote for me/us and in my/our name(s) as indicated below or, if no such indication is given as my/our proxy thinks fit.

This proxy is solicited by and on behalf of the Board of Directors of Peak International Limited.

<FOLD AND DETACH HERE<

1.	To re-elect William Snyder as director.

FOR  ☐    WITHHELD  ☐

2.	To authorize the directors to fix the remuneration of the directors.

FOR  ☐      AGAINST  ☐    ABSTAIN  ☐

3.	To increase the number of Shares reserved for issuance under the 1998 Share Option Plan.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

4.	To increase the number of Shares reserved for issuance under the 2000 Employee Stock Purchase Plan.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

5.	To appoint PricewaterhouseCoopers as the independent auditors for the Company for the fiscal year ending March 31, 2003;

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

6.	To authorize the Directors to fix the remuneration of the auditors for fiscal 2003.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

7.	In their/his/her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Signature Date

Please date and sign exactly as name appears above. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

Name (title, if applicable)	Date

<FOLD AND DETACH HERE<

Notes:

1.	Full name(s) and address(es) should be inserted in BLOCK CAPITALS.

2.
Please insert the number of Shares of Common Stock, par value US$0.01 per Share registered in your name(s). If no number is inserted, this form of proxy will be deemed to relate to all the Shares of the Company registered in your name(s).

3.
Please insert the name and address of the proxy. IF NO NAME IS INSERTED, THE CHAIRMAN OF THE MEETING WILL, SUBJECT TO THE LIMITATION SET OUT BELOW, ACT AS YOUR PROXY. Under the Company’s Bye-laws, a proposal put to the meeting will be decided on a show of hands unless a poll is properly demanded. On a show of hands, every member present in person or (being a corporation) by a duly authorized representative or by proxy will have one vote. AS THE CHAIRMAN OF THE MEETING IS ONLY ABLE TO EXERCISE ONE VOTE ON A SHOW OF HANDS, HE WILL USE THE VOTE FOR THOSE MEMBERS WHO WISH TO VOTE FOR ANY OR ALL OF THE PROPOSALS PUT TO THE MEETING. IF YOU WISH TO VOTE AGAINST ANY OR ALL OF THE PROPOSALS PUT TO THE MEETING, YOU MUST APPOINT A PERSON OTHER THAN THE CHAIRMAN OF THE MEETING TO ACT AS YOUR PROXY.

4.
IF YOU WISH TO VOTE FOR A PROPOSAL, PLEASE TICK IN THE RELEVANT BOX MARKED “FOR”. IF YOU WISH TO VOTE AGAINST A PROPOSAL, PLEASE TICK IN THE RELEVANT BOX MARKED “AGAINST”. IF YOU WISH TO ABSTAIN FROM VOTING ON ANY PROPOSAL PLEASE TICK IN THE RELEVANT BOX MARKED “ABSTAIN”. Failure to tick any box will entitle your proxy to cast your vote at his discretion. If the Chairman of the meeting is appointed as your proxy and no direction is given with respect to a proposal, this proxy will be voted “FOR” the election of the director listed above and “FOR” the other proposals. Your proxy will also be entitled to vote at his discretion on any proposal properly put out to the meeting other than those referred to in the notice convening the meeting.

5.
This form of proxy must be signed by you or your attorney duly authorized in writing, in the case of a corporation, must be either under its seal or under the hand of an officer, attorney or other person duly authorized.

6.
In the case of joint holders, any one of such joint holders may vote, either in person or by proxy, at the meeting, but if more than one of the joint holders are present at the meeting, the vote of a senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders, and for this purpose, seniority shall be determined by the order in which the names stand in the Register of Members of the Company.

7.
In order to be valid, this form of proxy and the power of attorney or other authority (if any) under which it is signed or a notarially certified copy of that power of authority, must be deposited at Mellon Investor Services, Proxy Processing, Church Street Station, P.O. Box 1675, New York, NY 10277-1675 not less than 48 hours before the time appointed for holding the meeting or the adjourned or postponed meeting (as the case may be).

8.	The proxy need not be a member of the Company but must attend the meeting in person to represent you.

9.	Completion and deposit of the form of proxy will not preclude you from attending and voting at the meeting if you so wish.

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